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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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         We hereby consent to the use in this Amendment No. 2 to Registration
Statement No. 333-84548 on Form S-3 of our report dated March 13, 2002 relating to the financial statements and financial statement schedule of Regent Communications, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS, LLP
Cincinnati, Ohio
April 19, 2002